Filed pursuant to Rule 497(e)
Registration No. 033-48907

BMO FUNDS, INC.

BMO Government Income Fund

Supplement dated August 21, 2013 to the Prospectus dated December 28, 2012, as supplemented April 9, 2013, May 10, 2013, June 14, 2013, and July 24, 2013

BMO Government Income Fund

The information in the Prospectus under “Fund Summary – BMO Government Income Fund – Management of the Fund – Portfolio Managers” is replaced with the following:

Portfolio Managers. Scott M. Kimball, David M. Komberec, and Daniela Mardarovici co-manage the Fund. Mr. Kimball, a Director and a Portfolio Manager of the Adviser, joined the Adviser’s affiliate, Taplin, Canida & Habacht, LLC (“TCH”) in 2007 and has co-managed the Fund since August 2013. Mr. Komberec, a Vice President and a Portfolio Manager of the Adviser, joined the Adviser in 2004 and has co-managed the Fund since February 2012. Ms. Mardarovici, a Director and a Portfolio Manager of the Adviser, joined TCH in 2012 and has co-managed the Fund since August 2013.

The information regarding the BMO Government Income Fund in the Prospectus under “BMO Funds Information – Portfolio Managers” is replaced with the following:

Scott M. Kimball, David M. Komberec, and Daniela Mardarovici co-manage the GOVERNMENT INCOME FUND. All members of the team share investment decision making responsibilities with respect to the Fund. Mr. Kimball is a Director and a Portfolio Manager of the Adviser and a Portfolio Manager of TCH. He joined TCH in 2007 and has co-managed the Fund since August 2013. Mr. Kimball is a CFA Charterholder. Mr. Komberec, a Vice President and a Portfolio Manager of the Adviser, joined the Adviser in 2004 and has co-managed the Fund since February 2012. Ms. Mardarovici is a Director and a Portfolio Manager of the Adviser and a Portfolio Manager of TCH. She joined TCH in 2012 and the Adviser in 2005. She has co-managed the Fund since August 2013. Ms. Mardarovici is a CFA Charterholder.

The Funds’ SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership of Fund shares, and their compensation.

This supplement should be retained with your Prospectus for future reference.